Exhibit 99.1

Alpha and Omega Semiconductor Reports Financial Results for the Fiscal Second Quarter of 2019 Ended December 31, 2018

SUNNYVALE, Calif.--(BUSINESS WIRE)--February 6, 2019--Alpha and Omega Semiconductor Limited (“AOS”) (NASDAQ: AOSL), today reported financial results for the fiscal second quarter of 2019 ended December 31, 2018.

The results for the fiscal second quarter of 2019 ended December 31, 2018 were as follows:

GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	December 31,	September 30,	December 31,
	2018	2018	2017
Revenue	$114.9	$115.1	$103.9
Gross Margin	25.7%	28.3%	27.0%
Operating Income (Loss)	$(3.2)	$0.9	$3.2
Net Income (Loss) Attributable to AOS	$(1.5)	$2.4	$6.8
Net Income (Loss) Per Share Attributable to AOS - Diluted	$(0.06)	$0.10	$0.27

Non-GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)

	Three Months Ended
	December 31,	September 30,	December 31,
	2018	2018	2017
Revenue	$114.9	$115.1	$103.9
Non-GAAP Gross Margin	29.2%	29.7%	27.4%
Non-GAAP Operating Income	$8.5	$9.7	$7.2
Non-GAAP Net Income Attributable to AOS	$7.2	$8.8	$8.1
Non-GAAP Net Income Per Share Attributable to AOS - Diluted	$0.30	$0.36	$0.32

The non-GAAP financial measures in the schedule above and under the section “Financial Results for Fiscal Q2 Ended December 31, 2018” below exclude the effect of share-based compensation expenses in each of the periods presented, pre-production costs relating to the Chongqing Joint Venture and production ramp up costs for the quarter ended December 31, 2018 and September 30, 2018, as well as income tax benefit from tax reform for the quarter ended December 31, 2017. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

Financial Results for Fiscal Q2 Ended December 31, 2018

  Revenue was $114.9 million, an increase of 10.6% from the same quarter last year driven by continuous gains in market share of our products.
  Gross margin stayed healthy. GAAP gross margin was 25.7%, as compared to 27.0% from the same quarter last year, as we were ramping up production at Chongqing Joint Venture. Non-GAAP gross margin was 29.2%, an increase of 180 basis point year-over-year as we continued to migrate to higher margin products.
  Operating expenses increase reflected costs relating to the build-up of our digital power controller team and higher level of its R&D activities. GAAP operating expenses were $32.7 million. Non-GAAP operating expenses were $25.1 million, up 18% year-over-year.
  GAAP operating loss was $3.2 million. Non-GAAP operating income was $8.5 million, a 17.0% growth year-over-year led by higher revenue and better gross margin.
  GAAP loss per share attributable to AOS was $0.06. Non-GAAP earnings per share attributable to AOS was $0.30 compared to $0.32 in the same quarter a year ago.
  Consolidated operating cash flow was $13.1 million, compared to $9.6 million in the same quarter a year ago. Operating cash flow generated by AOS alone was $22.1 million, compared to $12.2 million in the same quarter a year ago.
  The Company closed the quarter with $146.6 million of cash and cash equivalents, including $53.0 million cash balance at the Chongqing Joint Venture.

“We are pleased with our strong execution on business results as well as our customer expansion. We achieved a year-over-year revenue increase of 10.6% representing the twelfth consecutive quarter of growth. Furthermore, we continued to generate healthy operating cash flow, which is funding our key growth initiatives,” stated Dr. Mike Chang, chairman and CEO of the company.

“Despite current uncertainty in the overall semiconductor market, we are very encouraged by our solid business pipeline driven by continuous design wins with new and existing customers. We remain committed to our near-term growth initiatives while relentlessly pushing ahead with our long-term business plans.”

Business Outlook for Fiscal Q3 Ending March 31, 2019

The following statements are based on management's current expectations. These statements are forward-looking, and actual results may differ materially. AOS undertakes no obligation to update these statements.

  Revenue is expected to be in the range of $109 million to $113 million.
  Gross margin is expected to be approximately 25.2% plus or minus 1%. Non-GAAP gross margin is expected to be approximately 28.5% plus or minus 1%. Non-GAAP gross margin excludes $0.5 million of estimated share-based compensation charge and $3.2 million of estimated production ramp-up costs relating to the Chongqing Joint Venture.
  Operating expenses are expected to be in the range of $32.3 million plus or minus $1 million. Non-GAAP operating expenses are expected to be in the range of $25.2 million plus or minus $1 million. Both GAAP and non-GAAP operating expenses include $3.1 million to $3.3 million of estimated expenses relating to the development of our digital power controller business. Non-GAAP operating expenses exclude $2.7 million of estimated share-based compensation charge and $4.4 million of estimated pre-production expenses relating to the Chongqing Joint Venture.
  Tax expenses are expected to be in the range of $0.5 million to $0.7 million.
  Chongqing Joint Venture’s loss attributable to noncontrolling interest is expected to be around $4.8 million. On a non-GAAP basis, excluding estimated production ramp-up costs and pre-production expenses, this item is expected to be approximately $0.6 million.

Conference Call and Webcast

AOS plans to hold an investor teleconference and live webcast to discuss the financial results for the fiscal second quarter of 2019 ended December 31, 2018 today, February 6, 2019 at 2:00 p.m. PT / 5:00 p.m. ET. To participate in the live call, analysts and investors should dial 866-393-4306 (or 734-385-2616 if outside the U.S.). To access the live webcast and the subsequent replay of the conference call, which will be available for seven days after the live call, go to the "Events & Presentations" section of the company's investor relations website, http://investor.aosmd.com. In addition, a copy of the script of prepared remarks by CEO and CFO at the investor teleconference and webcast is available prior to the call at the Company’s investor relations website.

Forward-Looking Statements

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management's judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, statements relating to expected growth rate, our product portfolios, projected amount of revenue, gross margin, operating income (loss), income tax expenses, net income (loss), noncontrolling interest, and share-based compensation expenses, non-GAAP gross margin, non-GAAP operating expenses, tax expenses, and non-GAAP loss attributable to noncontrolling interest, our ability and strategy to develop new products, including digital power controller products, the ability to expand our sales and market share, increase our capacity and achieve sustained growth and profitability, the pre-production and production phases of our Chongqing Joint Venture, the development of digital power business, partnership with global brands, the relationship with key customers, business pipeline from design wins, and other information under the section entitled “Business Outlook for Fiscal Q3 Ending March 31, 2019”. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, our ability to successfully operate our joint venture in China; our ability to develop and succeed in the digital power business; difficulties and challenges in executing our diversification strategy into different market segments; new tariffs on goods from China; ordering pattern from distributors and seasonality; our ability to introduce or develop new and enhanced products that achieve market acceptance; decline of PC markets; the actual product performance in volume production; the quality and reliability of our product, our ability to achieve design wins; the general business and economic conditions; the state of semiconductor industry and seasonality of our markets; our ability to maintain factory utilization at a desirable level, and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed on August 23, 2018. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today's date, unless otherwise stated, and AOS undertakes no duty to update such information, except as required under applicable law.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with U.S. GAAP, we disclose certain non-GAAP financial measures for our historical performance, including non-GAAP gross profit, gross margin, operating income (loss), net loss attributable to noncontrolling interest, net income (loss) and diluted earnings per share ("EPS"). These supplemental measures exclude share-based compensation expenses for all periods presented, pre-production expenses related to Chongqing Joint Venture and production ramp up costs for the quarter of December 31, 2018 and September 30, 2018, as well as income tax benefit from tax reform for the quarter ended December 31, 2017 in this press release. We also disclose certain non-GAAP financial measures in our guidance for the next quarter, including non-GAAP gross margin, operating expenses and loss attributable to noncontrolling interest. These forecast supplemental measures exclude estimated pre-production expenses and production ramp-up costs relating to our Chongqing Joint Venture and estimated share-based compensation expenses. We believe that these historical and forecast non-GAAP financial measures can provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations, such as the joint venture pre-production expenses. In addition, our management uses non-GAAP measures to compare our performance relative to forecasts and to benchmark our performance externally against competitors. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP net income (loss) or non-GAAP operating expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures both in the text in this press release and in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

About Alpha and Omega Semiconductor

Alpha and Omega Semiconductor Limited, or AOS, is a designer, developer and global supplier of a broad range of power semiconductors, including a wide portfolio of Power MOSFET, IGBT, IPM, Power IC products and Digital Power. AOS has developed extensive intellectual property and technical knowledge that encompasses the latest advancements in the power semiconductor industry, which enables us to introduce innovative products to address the increasingly complex power requirements of advanced electronics. AOS differentiates itself by integrating its Discrete and IC semiconductor process technology, product design, and advanced packaging know-how to develop high performance power management solutions. AOS's portfolio of products targets high-volume applications, including portable computers, flat panel TVs, LED lighting, smart phones, battery packs, consumer and industrial motor controls and power supplies for TVs, computers, servers and telecommunications equipment. For more information, please visit www.aosmd.com.

The following unaudited consolidated financial statements are prepared in accordance with U.S. GAAP.

Alpha and Omega Semiconductor Limited
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2018	2018	2017	2018	2017

Revenue	$114,925	$115,072	$103,896	$229,997	$208,754
Cost of goods sold	85,423	82,461	75,814	167,884	153,142
Gross profit	29,502	32,611	28,082	62,113	55,612
Gross margin	25.7%	28.3%	27.0%	27.0%	26.6%

Operating expenses:
Research and development	12,600	11,384	9,102	23,984	17,427
Selling, general and administrative	20,104	20,352	15,756	40,456	30,371
Total operating expenses	32,704	31,736	24,858	64,440	47,798
Operating income (loss)	(3,202)	875	3,224	(2,327)	7,814

Interest income and other income (loss), net	74	262	(160)	336	(120)
Interest expense	(1,706)	(1,490)	(14)	(3,196)	(31)
Income (loss) before income taxes	(4,834)	(353)	3,050	(5,187)	7,663

Income tax expense (benefit)	701	560	(2,072)	1,261	(798)
Net income (loss) including noncontrolling interest	(5,535)	(913)	5,122	(6,448)	8,461
Net loss attributable to noncontrolling interest	(3,990)	(3,329)	(1,669)	(7,319)	(3,130)
Net income (loss) attributable to Alpha and Omega Semiconductor Limited	$(1,545)	$2,416	$6,791	$871	$11,591

Net income (loss) per common share attributable to Alpha and Omega Semiconductor Limited
Basic	$(0.06)	$0.10	$0.28	$0.04	$0.48
Diluted	$(0.06)	$0.10	$0.27	$0.04	$0.46

Weighted average number of common shares attributable to Alpha and Omega Semiconductor Limited used to compute net income (loss) per share
Basic	23,887	23,844	23,925	23,865	23,973
Diluted	23,887	24,594	25,033	24,513	24,997

Alpha and Omega Semiconductor Limited
Condensed Consolidated Balance Sheets
(in thousands, except par value per share)
(unaudited)
	December 31, 2018	June 30, 2018
ASSETS
Current assets:
Cash and cash equivalents	$146,632	$131,535
Restricted cash	255	189
Accounts receivable, net	33,858	33,755
Inventories	102,962	90,182
Other current assets	34,271	29,551
Total current assets	317,978	285,212
Property, plant and equipment, net	380,783	331,656
Intangible assets, net	16,939	16,591
Deferred income tax assets	4,944	4,892
Other long-term assets	13,544	28,698
Total assets	$734,188	$667,049
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$102,617	$92,661
Accrued liabilities	59,013	49,841
Income taxes payable	1,769	2,211
Short-term debt	22,797	3,811
Deferred margin	—	1,665
Capital leases	7,429	4,491
Total current liabilities	193,625	154,680
Long-term debt	36,729	26,786
Income taxes payable - long-term	951	924
Deferred income tax liabilities	1,134	713
Capital leases - long-term	51,185	56,791
Other long-term liabilities	6,036	993
Total liabilities	289,660	240,887
Equity:
Preferred shares, par value $0.002 per share:
Authorized: 10,000 shares, issued and outstanding: none at December 31, 2018 and June 30, 2018	—	—
Common shares, par value $0.002 per share:
Authorized: 100,000 shares, issued and outstanding: 30,590 shares and 23,939 shares, respectively at December 31, 2018 and 30,400 shares and 23,860 shares, respectively at June 30, 2018	61	61
Treasury shares at cost, 6,651 shares at December 31, 2018 and 6,540 shares at June 30, 2018	(66,283)	(64,790)
Additional paid-in capital	227,818	220,244
Accumulated other comprehensive income (loss)	(2,842)	440
Retained earnings	124,538	122,639
Total Alpha and Omega Semiconductor Limited shareholder's equity	283,292	278,594
Noncontrolling interest	161,236	147,568
Total equity	444,528	426,162
Total liabilities and equity	$734,188	$667,049

Supplemental disclosures of financial information:
(in thousands)

	As of December 31, 2018			As of June 30, 2018
	AOS	CQJV	Consolidated	AOS	CQJV	Consolidated
Cash and cash equivalents	$93,623	$53,009	$146,632	$88,269	$43,266	$131,535
Bank borrowings liabilities	$45,218	$72,706	$117,924	$30,876	$60,416	$91,292
Property, plant and equipment, net	$149,245	$231,538	$380,783	$141,575	$190,081	$331,656
Total assets	$394,352	$339,836	$734,188	$384,380	$282,669	$667,049
Total equity	$306,739	$137,789	$444,528	$293,609	$132,553	$426,162

	Three Months Ended December 31, 2018			Three Months Ended September 30, 2018			Three Months Ended December 31, 2017
	AOS	CQJV	Consolidated	AOS	CQJV	Consolidated	AOS	CQJV	Consolidated
Net cash provided by (used in) operating activities	$22,149	$(9,055)	$13,094	$18,403	$(416)	$17,987	$12,161	$(2,557)	$9,604
Purchase of property and equipment	$8,002	$8,451	$16,453	$15,216	$34,272	$49,488	$16,074	$20,405	$36,479

Alpha and Omega Semiconductor Limited
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017

GAAP gross profit	$29,502	$32,611	$28,082	$62,113	$55,612
Share-based compensation	541	497	415	1,038	731
Production ramp up costs related to joint venture	3,516	1,117	—	4,633	—
Non-GAAP gross profit	$33,559	$34,225	$28,497	$67,784	$56,343
Non-GAAP gross margin as a % of revenue	29.2%	29.7%	27.4%	29.5%	27.0%

GAAP operating income (loss)	$(3,202)	$875	$3,224	$(2,327)	$7,814
Share-based compensation	4,418	3,129	4,009	7,547	6,017
Pre-production expenses related to joint venture	3,734	4,627	—	8,361	—
Production ramp up costs related to joint venture	3,516	1,117	—	4,633	—
Non-GAAP operating income	$8,466	$9,748	$7,233	$18,214	$13,831
Non-GAAP operating margin as a % of revenue	7.4%	8.5%	7.0%	7.9%	6.6%

GAAP net income (loss) attributable to AOS	$(1,545)	$2,416	$6,791	$871	$11,591
Share-based compensation	4,418	3,129	4,009	7,547	6,017
Pre-production expenses related to joint venture	2,458	2,662	—	5,120	—
Production ramp up costs related to joint venture	1,912	582	—	2,494	—
Income tax benefit from tax reform	—	—	(2,690)	—	(2,690)
Non-GAAP net income attributable to AOS	$7,243	$8,789	$8,110	$16,032	$14,918
Non-GAAP net margin attributable to AOS as a % of revenue	6.3%	7.6%	7.8%	7.0%	7.1%

GAAP net income (loss) attributable to AOS	$(1,545)	$2,416	$6,791	$871	$11,591
Share-based compensation	4,418	3,129	4,009	7,547	6,017
Amortization and depreciation	8,279	7,870	7,408	16,149	14,386
Interest expense (income), net	1,664	1,424	(174)	3,088	(215)
Income tax expense (benefit)	701	560	(2,072)	1,261	(798)
EBITDAS	$13,517	$15,399	$15,962	$28,916	$30,981

GAAP diluted net income (loss) per share attributable to AOS	$(0.06)	$0.10	$0.27	$0.04	$0.46
Share-based compensation	0.18	0.13	0.16	0.31	0.25
Pre-production expenses related to joint venture	0.10	0.11	—	0.21	—
Production ramp up costs related to joint venture	0.08	0.02	—	0.09	—
Income tax benefit from tax reform	—	—	(0.11)	—	(0.11)
Non-GAAP diluted net income per share attributable to AOS	$0.30	$0.36	$0.32	$0.65	$0.60

Shares used to compute GAAP diluted net income (loss) per share	23,887	24,594	25,033	24,513	24,997
Shares used to compute Non-GAAP diluted net income per share	24,432	24,594	25,033	24,513	24,997

CONTACT:
Alpha and Omega Semiconductor Limited
Investor Relations
So-Yeon Jeong
408-789-3172
investors@aosmd.com